Virtus Duff & Phelps Global Real Estate Securities Fund

and Virtus Duff & Phelps International Real Estate Securities Fund,

each a series of Virtus Opportunities Trust

Supplement dated August 31, 2017 to the

Summary and Statutory Prospectuses dated April 10, 2017, as supplemented

Important Notice to Investors

Virtus Duff & Phelps Global Real Estate Securities Fund

Effective September 1, 2017, the fund’s new primary benchmark is the FTSE EPRA/NAREIT Developed Index (net). The fund believes that the FTSE EPRA/NAREIT Developed Index (net) provides a better measure for the fund’s performance as it is more closely aligned with the characteristics of the fund. The fund will no longer use the FTSE EPRA/NAREIT Developed Rental Index (net) as a benchmark for performance comparisons.

Additional information about the FTSE EPRA/NAREIT Developed Index (net)

The FTSE EPRA/NAREIT Developed Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Virtus Duff & Phelps International Real Estate Securities Fund

Effective September 1, 2017, the fund’s new primary benchmark is the FTSE EPRA/NAREIT Developed ex U.S. Index (net). The fund believes that the FTSE EPRA/NAREIT Developed ex U.S. Index (net) provides a better measure for the fund’s performance as it is more closely aligned with the characteristics of the fund. The fund will no longer use the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) as a benchmark for performance comparisons.

Additional information about the FTSE EPRA/NAREIT Developed ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed ex-US Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets excluding the United States, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020 Global&Int’lRESFsBenchmarks (8/2017)